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                          SEE RESTRICTIVE LEGENDS ON REVERSE SIDE OF CERTIFICATE

                                                                     EXHIBIT 4.2

No.                         AD.VENTURE PARTNERS, INC.          __________ Shares
              Incorporated under the Laws of the State of Delaware

Common Stock                                          Par Value $.0001 Per Share

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT_____________________________________________________________
IS THE OWNER OF_________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITH A PAR VALUE OF $.0001 PER SHARE, OF AD.VENTURE PARTNERS, INC. (the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate if properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________, 2005

                            AD.VENTURE PARTNERS, INC.

                                 CORPORATE SEAL
                                      2005
                                    DELAWARE

----------------------------                         ---------------------------
Secretary                                               Chief Executive Officer


----------------------------
Transfer Agent



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                          SEE RESTRICTIVE LEGENDS ON REVERSE SIDE OF CERTIFICATE


      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common            Unif Gift Min Act - _________________
                                                                   (Cust)

                                           Custodian ___________________________
                                                              (Minor)
TEN ENT    tenants by the entireties

JT TEN     as joint tenants with right of          Under Uniform Gifts to Minors
              survivorship and not as
              tenants in common                    Act:_________________________
                                                              (State)


    Additional Abbreviations may also be used though not in the above list.

                            AD.VENTURE PARTNERS, INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE HOLDER OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE FUNDS FROM THE CORPORATION'S TRUST FUND ONLY IN THE EVENT OF A LIQUIDATION OF THE CORPORATION UPON FAILURE TO CONSUMMATE A BUSINESS COMBINATION OR IF THE HOLDER SEEKS TO CONVERT HIS RESPECTIVE SHARES INTO CASH UPON A BUSINESS COMBINATION WHICH HE VOTED AGAINST AND WHICH IS ACTUALLY COMPLETED BY THE CORPORATION. EXCEPT AS REQUIRED BY APPLICABLE LAW, IN NO OTHER CIRCUMSTANCES SHALL THE HOLDER HAVE ANY RIGHT OR INTEREST OF ANY KIND IN OR TO THE TRUST FUND.

FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________ Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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Dated                                     By:

--------------------------------------    --------------------------------------
                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By:
--------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17AD-15).